                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 2, 2006

                           THE A CONSULTING TEAM, INC.
             (Exact name of registrant as specified in its charter)

           NEW YORK                   0-22945                    13-3169913
(State or Other Jurisdiction        (Commission               (I.R.S. Employer
       of Incorporation)            File Number)             Identification No.)

                 200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 979-8228

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ]   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

         [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [ ]   Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

            On February 2 the Board of Directors of the Company appointed Rob Dhoble to serve as a member of the Board.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibits     Description

              99.1       Press Release Issued February 7, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE A CONSULTING TEAM, INC.



                              By: /s/ Shmuel BenTov
                                  ---------------------------------------------
                              Shmuel BenTov
                              Chairman, Chief Executive Officer, & President


Date: February 7, 2006

                                  EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

Exhibit 99.1      Press Release dated February 7, 2006


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